UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2010

GOLDEN PHOENIX MINERALS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-22905 (Commission File Number)	41-1878178 (IRS Employer Identification No.)

1675 East Prater Way, #102 Sparks, Nevada (Address of Principal Executive Offices)	89434 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.  Entry Into a Material Definitive Agreement

On September 24, 2010, Golden Phoenix Minerals, Inc. (the “Company”) entered into a letter agreement (“Agreement”) with Crestview Capital Master, LLC (“Crestview”) whereby the Company has an option to repurchase 20,000,000 warrants of the 23,000,000 warrants currently held by Crestview with an exercise price of $0.03 per share (the “Warrants”), issued as of February 6, 2009 in connection with that certain Bridge Loan and Debt Restructuring Agreement, dated January 30, 2009 (the “Restructuring Agreement”).  The Restructuring Agreement and issuance of the Warrants, as subsequently amended, have been previously reported on the Company’s Current Reports on Form 8-K filed with the SEC on February 5, 2009 and November 25, 2009, respectively (the “Prior Reports”).  The information set forth in the Prior Reports with respect to the Restructuring Agreement and Warrants is herein incorporated in its entirety.

Pursuant to the Agreement, the Company has the option (“Option”) to purchase 20,000,000 of the Warrants for a period of 45 days from the date of the Agreement (the “Option Period”) for a purchase price of no less than $0.0285 per share.  In consideration for the Option, the Company will make a one time, immediate payment to Crestview of $10,000.  Further, if during the Option Period the closing price of the Company’s common stock reaches or exceeds $0.06 per share, as quoted by the OTC Bulletin Board, the Company will provide Crestview with a non-refundable deposit in the amount of $50,000, which sum will be applied to the ultimate exercise of the Option and repurchase of certain of the Warrants, but will be retained by Crestview despite any election by Golden Phoenix not to exercise the Option.  Except as may be modified to reflect the terms of any sale or transfer of the Warrants as contemplated by the Option, the Warrants remain in full force and effect according to their terms.

The foregoing description is qualified in its entirety by reference to the Agreement, filed herewith as Exhibit 10.1 and incorporated herein by reference.

SECTION 7 – REGULATION FD

Item 7.01  Regulation FD Disclosure

On September 24, 2010, the Company issued a press release announcing the Option entered into with Crestview.

A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Exhibit Description
10.1	Letter Agreement between the Company and Crestview, dated September 24, 2010
99.1	Press Release dated September 24, 2010, entitled, “Golden Phoenix Enters Into Option Agreement to Repurchase 20,000,000 Warrants From Crestview Capital.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PHOENIX MINERALS, INC.,
a Nevada corporation

Dated:   September 24, 2010                                                By:  /s/ Thomas Klein
Thomas Klein
Chief Executive Officer